ALPS SERIES TRUST

July 16, 2018

Seven Canyons Strategic Income Fund

Seven Canyons World Innovators Fund

Supplement to the Prospectus and Statement of Additional Information dated July 16, 2018

Shares of the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund (each, a “Fund” and collectively, the “Funds”) are currently not being offered to the public.

Each Fund is a newly organized series of ALPS Series Trust (the “Trust”) that has been created in connection with the proposed acquisition of the assets and liabilities of the Wasatch Strategic Income Fund by the Seven Canyons Strategic Income Fund, and of the Wasatch World Innovators Fund by the Seven Canyons World Innovators Fund (each such transaction, a “Reorganization”). The Reorganizations are subject to approval by the shareholders of the Wasatch Strategic Income Fund and the Wasatch World Innovators Fund respectively. The Funds will commence operations following approval of the Reorganizations by shareholders.

This supplement shall be in effect until the completion of both Reorganizations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE